UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2024

Aon plc

(Exact Name of Registrant as Specified in Charter)

Ireland	1-7933	98-1539969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Metropolitan Building, James Joyce Street, Dublin 1, Ireland D01 K0Y8

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 3.50% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.85% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.05% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.60% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantee of Aon Corporation and Aon Global Holdings plc’s 5.00% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.35% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon plc’s 4.25% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.45% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.60% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.75% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.90% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.90% Senior Notes due 2052	AON52	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.125% Senior Notes due 2027	AON27B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.150% Senior Notes due 2029	AON29	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.300% Senior Notes due 2031	AON31B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.450% Senior Notes due 2034	AON34	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.750% Senior Notes due 2054	AON54	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2024, Christa Davies notified Aon plc (the “Company”) of her intention to retire from her position as Executive Vice President and Chief Financial Officer of the Company, following more than 16 years of distinguished service to the Company. Ms. Davies will continue to serve as Chief Financial Officer into the third quarter of 2024 and will thereafter remain at the Company as a senior advisor for a transition period into 2025.

On April 2, 2024, the Company and Aon Corporation entered into an amendment (the “Amendment”) to the Amended and Restated Employment Agreement dated January 16, 2015, and amended April 20, 2018, May 15, 2018, and July 26, 2021, with Gregory C. Case, the Company’s Chief Executive Officer (the “Case Employment Agreement”). The Amendment extends the term of the Case Employment Agreement, which was previously set to expire on April 1, 2026, to expire on April 1, 2028, unless otherwise terminated in accordance with its terms. The Amendment makes no changes to Mr. Case’s compensation arrangements.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

* * * *

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description of Exhibit

10.1	Amendment to Employment Agreement, dated as of April 2, 2024, by and among Aon plc, Aon Corporation and Gregory C. Case.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

By:	/s/ Darren Zeidel
Name:	Darren Zeidel
Title:	Executive Vice President, General Counsel and Company Secretary

Date: April 3, 2024